UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21098

LMP Real Estate Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2014

LMP

REAL ESTATE INCOME

FUND INC. (RIT)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income and the Fund’s secondary investment objective is capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Real Estate Income Fund Inc. for the six-month reporting period ended June 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

July 31, 2014

II	LMP Real Estate Income Fund Inc.

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended June 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the initial reading for second quarter GDP growth, released after the reporting period ended, was 4.0%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including increased private inventory investment and exports, as well as an acceleration in personal consumption expenditures and an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014, and slipped to 55.3 in June, with fifteen of the eighteen industries within the PMI expanding.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment then ticked up to 6.7% in February and held steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% from May through June 2014, matching the lowest level since 1978. The number of longer-term unemployed, however, declined, as 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months. In contrast, 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

LMP Real Estate Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next four meetings (January, March, April and June 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on July 30, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were brief periods of volatility, the U.S. stock market generated strong results during the reporting period. A number of macro issues, including some weak global economic data and geopolitical concerns caused the market to decline in January 2014. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. The market was highly resilient and posted positive returns from March through June 2014. All told, for the six months ended June 30, 2014, the S&P 500 Indexv gained 7.14%. The S&P 500 Index has now tripled since its low in 2009.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended June 30, 2014, with the Russell Midcap Indexvi returning 8.67%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexvii, returned 7.27% and small-cap stocks, as measured by the Russell 2000 Indexviii, rose 3.19%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 5.98% and 7.95%, respectively.

Performance review

For the six months ended June 30, 2014, LMP Real Estate Income Fund Inc. returned 19.30% based on its net asset value (“NAV”)xi and 18.22% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the MSCI U.S. REIT Indexxii, returned 17.68% for the same period. The Lipper Real Estate Closed-End Funds Category Averagexiii returned 15.20% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

IV	LMP Real Estate Income Fund Inc.

During this six-month period, the Fund made distributions to shareholders totaling $0.36 per share. As of June 30, 2014, the Fund estimates that 81.50% of the distributions were sourced from net investment income and 18.50% constitute a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2014 (unaudited)
Price per share	6-month total return**
$13.45 (NAV)	19.30	%†
$11.51 (Market Price)	18.22	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XRITX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Real Estate Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

July 31, 2014

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

LMP Real Estate Income Fund Inc.	V

Investment commentary (cont’d)

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	LMP Real Estate Income Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xii

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe.

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

LMP Real Estate Income Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2014 and December 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2014

LMP Real Estate Income Fund Inc.

Security	Shares	Value
Real Estate Investment Trust Common Stocks — 94.3%
Apartments — 7.7%
Apartment Investment and Management Co., Class A Shares	102,900	$3,320,583	(a)
AvalonBay Communities Inc.	24,200	3,440,998	(a)
Equity Residential	39,900	2,513,700
UDR Inc.	87,600	2,507,988
Total Apartments		11,783,269
Diversified — 15.8%
Digital Realty Trust Inc.	74,200	4,327,344	(a)
Dream Office Real Estate Investment Trust	125,000	3,431,189
DuPont Fabros Technology Inc.	88,600	2,388,656
EPR Properties	112,000	6,257,440	(a)
Lexington Corporate Properties Trust	105,100	1,157,151
Liberty Property Trust	176,000	6,675,680	(a)
Total Diversified		24,237,460
Health Care — 12.6%
HCP Inc.	116,390	4,816,218	(a)
Health Care REIT Inc.	63,800	3,998,346	(a)
Healthcare Trust of America Inc., Class A Shares	170,100	2,048,004
OMEGA Healthcare Investors Inc.	108,000	3,980,880	(a)
Senior Housing Properties Trust	190,000	4,615,100	(a)
Total Health Care		19,458,548
Industrial — 1.9%
DCT Industrial Trust Inc.	362,360	2,974,975	(a)
Lodging/Resorts — 5.6%
Hersha Hospitality Trust	231,800	1,555,378
Hospitality Properties Trust	166,000	5,046,400	(a)
LaSalle Hotel Properties	55,100	1,944,479
Total Lodging/Resorts		8,546,257
Mortgage — 8.2%
American Capital Agency Corp.	115,310	2,699,407	(a)
Annaly Capital Management Inc.	224,700	2,568,321	(a)
Starwood Property Trust Inc.	307,100	7,299,767	(a)
Total Mortgage		12,567,495
Office — 12.4%
Alexandria Real Estate Equities Inc.	24,600	1,909,944
BioMed Realty Trust Inc.	177,200	3,868,276	(a)
First Potomac Realty Trust	163,619	2,146,681
Highwoods Properties Inc.	110,200	4,622,890	(a)
Kilroy Realty Corp.	103,740	6,460,927	(a)
Total Office		19,008,718

See Notes to Financial Statements.

2	LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report

LMP Real Estate Income Fund Inc.

Security		Shares	Value
Regional Malls — 8.8%
Macerich Co.		125,000	$8,343,750	(a)
Simon Property Group Inc.		31,600	5,254,448	(a)
Total Regional Malls			13,598,198
Retail — Free Standing — 2.8%
Spirit Realty Capital Inc.		384,769	4,370,976
Shopping Centers — 18.5%
Excel Trust Inc.		249,000	3,319,170	(a)
Inland Real Estate Corp.		480,000	5,102,400	(a)
Kite Realty Group Trust		264,000	1,620,960
Ramco-Gershenson Properties Trust		247,620	4,115,445	(a)
Regency Centers Corp.		88,500	4,927,680	(a)
Retail Properties of America Inc., Class A Shares		186,900	2,874,522	(a)
Scentre Group		665,364	2,007,695	*
Urstadt Biddle Properties, Class A Shares		46,000	960,480	(a)
Westfield Corp.		534,000	3,600,276
Total Shopping Centers			28,528,628
Total Real Estate Investment Trust Common Stocks (Cost — $103,355,656)			145,074,524

	Rate
Real Estate Investment Trust Preferred Stocks — 28.0%
Diversified — 7.0%
DuPont Fabros Technology Inc., Cumulative, Series B	7.625%	103,000	2,708,900
EPR Properties, Series E	9.000%	60,000	1,877,400
LBA Realty Fund LP, Cumulative Redeemable	8.750%	90,000	3,957,192	*
Retail Properties of America Inc., Cumulative	7.000%	90,000	2,313,900
Total Diversified			10,857,392
Lodging/Resorts — 7.3%
Ashford Hospitality Trust, Series E		64,000	1,763,200	(a)
Chesapeake Lodging Trust, Series A	7.750%	70,000	1,867,250
Hersha Hospitality Trust, Series B	8.000%	120,000	3,098,400
LaSalle Hotel Properties, Series I	6.375%	30,000	719,100
Pebblebrook Hotel Trust, Series A	7.875%	118,000	3,109,300
Pebblebrook Hotel Trust, Series C	6.500%	27,000	636,120
Total Lodging/Resorts			11,193,370
Office — 2.6%
Alexandria Real Estate Equities Inc., Series D	7.000%	50,000	1,370,000
Corporate Office Properties Trust, Series L	7.375%	105,000	2,688,000
Total Office			4,058,000

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2014

LMP Real Estate Income Fund Inc.

Security	Rate	Shares	Value
Regional Malls — 4.4%
CBL & Associates Properties Inc., Series E	6.625%	70,000	$1,748,600
General Growth Properties Inc., Series A	6.375%	96,000	2,313,600
Glimcher Realty Trust, Series H	7.500%	105,000	2,675,400
Total Regional Malls			6,737,600
Retail — Free Standing — 2.3%
National Retail Properties Inc., Series D	6.625%	64,001	1,616,665
National Retail Properties Inc., Series E	5.700%	85,000	1,939,063
Total Retail — Free Standing			3,555,728
Shopping Centers — 4.4%
Cedar Realty Trust Inc., Series B	7.250%	107,400	2,738,700
Excel Trust Inc., Series B	8.125%	67,000	1,756,070
Urstadt Biddle Properties Inc., Cumulative, Series F	7.125%	87,500	2,223,375
Total Shopping Centers			6,718,145
Total Real Estate Investment Trust Preferred Stocks (Cost — $40,591,265)			43,120,235
Total Investments — 122.3% (Cost — $143,946,921#)			188,194,759
Liabilities in Excess of Other Assets — (22.3)%			(34,361,226)
Total Net Assets — 100.0%			$153,833,533

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
REIT	—Real Estate Investment Trust

See Notes to Financial Statements.

4	LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2014

Assets:
Investments, at value (Cost — $143,946,921)	$188,194,759
Cash	1,460,243
Dividends and distributions receivable	1,376,912
Prepaid expenses	14,829
Total Assets	191,046,743

Liabilities:
Loan payable (Note 5)	37,000,000
Investment management fee payable	132,282
Interest payable (Note 5)	4,494
Directors’ fees payable	696
Accrued expenses	75,738
Total Liabilities	37,213,210
Total Net Assets	$153,833,533

Net Assets:
Par value ($0.001 par value; 11,441,022 shares issued and outstanding; 100,000,000 shares authorized)	$11,441
Paid-in capital in excess of par value	127,437,783
Overdistributed net investment income	(2,142,345)
Accumulated net realized loss on investments and foreign currency transactions	(15,721,644)
Net unrealized appreciation on investments and foreign currencies	44,248,298
Total Net Assets	$153,833,533

Shares Outstanding	11,441,022

Net Asset Value	$13.45

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report	5

Statement of operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income:
Dividends and distributions	$6,326,666
Return of capital (Note 1(f))	(2,498,886)
Net dividends and distributions	3,827,780
Less: Foreign taxes withheld	(90,362)
Total Investment Income	3,737,418

Expenses:
Investment management fee (Note 2)	808,305
Interest expense (Note 5)	164,084
Transfer agent fees	36,678
Audit and tax	29,182
Commitment fees (Note 5)	20,111
Stock exchange listing fees	14,101
Shareholder reports	13,382
Directors’ fees	12,328
Fund accounting fees	6,825
Legal fees	5,652
Insurance	1,948
Custody fees	319
Miscellaneous expenses	6,013
Total Expenses	1,118,928
Less: Fee waivers and/or expense reimbursements (Note 2)	(44,906)
Net Expenses	1,074,022
Net Investment Income	2,663,396

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	(299,561)
REIT distributions	506,632
Foreign currency transactions	(518)
Net Realized Gain	206,553
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	22,401,495
Foreign currencies	321
Change in Net Unrealized Appreciation (Depreciation)	22,401,816
Net Gain on Investments and Foreign Currency Transactions	22,608,369
Increase in Net Assets from Operations	$25,271,765

See Notes to Financial Statements.

6	LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	2014	2013

Operations:
Net investment income	$2,663,396	$5,507,985
Net realized gain	206,553	5,335,116
Change in net unrealized appreciation (depreciation)	22,401,816	(9,096,431)
Increase in Net Assets From Operations	25,271,765	1,746,670

Distributions to Shareholders From (Note 1):
Net investment income	(4,118,768)	(8,235,946)
Decrease in Net Assets From Distributions to Shareholders	(4,118,768)	(8,235,946)

Fund Share Transactions:
Reinvestment of distributions (0 and 6,018 shares issued, respectively)	—	82,392
Increase in Net Assets From Fund Share Transactions	—	82,392
Increase (Decrease) in Net Assets	21,152,997	(6,406,884)

Net Assets:
Beginning of period	132,680,536	139,087,420
End of period*	$153,833,533	$132,680,536
*Includesoverdistributed net investment income of:	$(2,142,345)	$(686,973)

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report	7

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2014

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$25,271,765
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(18,214,440)
Sales of portfolio securities	16,338,932
Return of capital from REIT distributions	2,498,886
Decrease in dividends and distributions receivable	117,937
Increase in prepaid expenses	(5,222)
Decrease in payable for securities purchased	(406,677)
Increase in investment management fee payable	10,050
Increase in Directors’ fees payable	696
Increase in interest payable	4,494
Decrease in accrued expenses	(60,172)
Net realized loss on investments	299,561
Change in unrealized appreciation of investments	(22,401,495)
Net Cash Provided by Operating Activities*	3,454,315

Cash Flows from Financing Activities:
Distributions paid on common stock	(4,118,768)
Net Cash Used in Financing Activities	(4,118,768)
Net Decrease in Cash	(664,453)
Cash at Beginning of Period	2,124,696
Cash at End of Period	$1,460,243

*	Included in operating expenses is cash of $159,590 paid for interest on borrowings.

See Notes to Financial Statements.

8	LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2014[1]	2013	2012		2011	2010	2009

Net asset value, beginning of period[2]	$11.60	$12.16	$10.70		$11.07	$8.98	$6.46

Income (loss) from operations:
Net investment income	0.23	0.48	0.45		0.45	0.36	0.45
Net realized and unrealized gain (loss)	1.98	(0.32)	1.73		(0.10)	2.45	3.01
Total income from operations	2.21	0.16	2.18		0.35	2.81	3.46

Less distributions paid to common stock shareholders from:
Net investment income	(0.36) [3]	(0.72)	(0.72)		(0.72)	(0.29)	(0.44)
Return of capital	—	—	—		—	(0.43)	(0.50)
Total distributions	(0.36)	(0.72)	(0.72)		(0.72)	(0.72)	(0.94)

Net asset value, end of period	$13.45	$11.60	$12.16		$10.70	$11.07	$8.98

Market price, end of period	$11.51	$10.06	$10.97		$9.25	$10.10	$8.05
Total return, based on NAV[4,5]	19.30%	0.97%	20.84%		4.02%	33.49%	63.57%
Total return, based on Market Price[6]	18.22%	(2.41)%	26.85%		(1.44)%	35.86%	97.75%

Net assets, end of period (millions)	$154	$133	$139		$122	$127	$103

Ratios to average net assets:[7]
Gross expenses	1.57%[8]	1.59%	1.74%		1.85%	2.08%	2.48%
Net expenses[9]	1.50 [8,10,11]	1.53 [10,11]	1.68	10.11	1.82 [10,11]	2.08	2.42 [10,12]
Net investment income	3.73 [8]	3.79	3.86		4.13	3.57	6.76

Portfolio turnover rate	9%	11%	43%		23%	12%	19%

Supplemental data:
Loans Outstanding, End of Period (000s)	$37,000	$37,000	$37,000		$37,000	$45,000	$34,000
Asset Coverage for Loan Outstanding	516%	459%	476%		431%	381%	402%
Weighted Average Loan (000s)	$37,000	$37,000	$37,000		$43,268	$38,690	$27,499
Weighted Average Interest Rate on Loans	0.89%	0.93%	1.10%		0.99%	1.53%	1.38%

[1]	For the six months ended June 30, 2014 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report	9

Financial highlights (cont’d)

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Calculated on the basis of average net assets of common stock shareholders.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

LMPFA agreed to a waiver in the amount of 0.05% of the Fund’s average daily net assets plus assets attributable to any borrowings used for leverage. The waiver commenced on August 15, 2011 and has been extended through June 30, 2015.

[12]

LMPFA contractually agreed to waive a portion of its management fee in the amount of 0.20% of the Fund’s average daily Managed Assets for the 12-month period ended July 31, 2008 and 0.10% of the Fund’s average daily Managed Assets for the 12-month period ended July 31, 2009. The waiver was eliminated August 1, 2009.

See Notes to Financial Statements.

10	LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments

LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report	11

Notes to financial statements (unaudited) (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

12	LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Real estate investment trust common stocks	$145,074,524	—	—	$145,074,524
Real estate investment trust preferred stocks:
Diversified	6,900,200	$3,957,192	—	10,857,392
Retail — free standing	1,616,665	1,939,063	—	3,555,728
Other real estate investment trust preferred stocks	28,707,115	—	—	28,707,115
Total investments	$182,298,504	$5,896,255	—	$188,194,759

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Concentration risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted

14	LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report

from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets plus assets attributable to any borrowings used for leverage (“Managed Assets”).

LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

LMPFA also agreed to a waiver in the amount of 0.05% of the Fund’s average daily net assets plus assets attributable to any borrowings used for leverage. The waiver commenced on August 15, 2011 and has been extended through June 30, 2015.

During periods in which the Fund is utilizing leverage, the fees which are payable to LMPFA as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s Managed Assets.

During the six months ended June 30, 2014, fees waived and/or expenses reimbursed amounted to $44,906.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$18,214,440
Sales	16,338,932

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$45,841,180
Gross unrealized depreciation	(1,593,342)
Net unrealized appreciation	$44,247,838

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2014, the Fund did not invest in any derivative instruments.

5. Loan

The Fund has a revolving credit agreement with BNP Paribas, which allows the Fund to borrow up to an aggregate amount of $75,000,000. The agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.50% on the unutilized portion of the loan. The interest on the loan

16	LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report

outstanding is calculated at a variable rate based on the three month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BNP Paribas. Interest expense related to the loan for the six months ended June 30, 2014 was $164,084. For the six months ended June 30, 2014, the Fund incurred a commitment fee in the amount of $20,111. For the six months ended June 30, 2014, the Fund had an average daily loan balance outstanding of $37,000,000 and the weighted average interest rate was 0.89%. At June 30, 2014, the Fund had $37,000,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to June 30, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period of this report:

Record Date	Payable Date	Amount
7/18/14	7/25/14	$0.0600
8/22/14	8/29/14	$0.0600
9/19/14	9/26/14	$0.0600
10/24/14	10/31/14	$0.0600
11/21/14	11/28/14	$0.0600
12/19/14	12/26/14	$0.0600

7. Capital loss carryforward

As of December 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2017	$(15,485,965)
12/31/2018	(126,401)
$(15,612,366)

These	amounts will be available to offset any future taxable capital gains.

LMP Real Estate Income Fund Inc. 2014 Semi-Annual Report	17

Additional shareholder information (unaudited)

Results of first annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Real Estate Income Fund Inc. was held on April 25, 2014, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Daniel P. Cronin	7,901,711	573,795
Paolo M. Cucchi	7,823,852	651,654
Riordan Roett	7,860,753	614,753
Kenneth D. Fuller	7,899,134	576,372

At June 30, 2014, in addition to Daniel P. Cronin, Paolo M. Cucchi, Riordan Roett and Kenneth D. Fuller, the other Directors of the Fund were as follows:

Carol L. Colman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Jeswald W. Salacuse*

*	Mr. Salacuse retired from the Board of Directors, effective June 30, 2014.

18	LMP Real Estate Income Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or

LMP Real Estate Income Fund Inc.	19

Dividend reinvestment plan (unaudited) (cont’d)

distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-888-888-0151.

20	LMP Real Estate Income Fund Inc.

LMP

Real Estate Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Kenneth D. Fuller

Chairman

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

LMP Real Estate Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company 6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

RIT

*	Mr. Salacuse retired from the Board of Directors, effective June 30, 2014.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Real Estate Income Fund Inc.

LMP Real Estate Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

FD02709 8/14 SR14-2285

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Real Estate Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 25, 2014